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Merrill Lynch Investment Managers


Annual Report
March 31, 2002


CMA North Carolina
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA North Carolina Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the year ended March 31, 2002, CMA North Carolina Municipal
Money Fund paid shareholders a net annualized yield of 1.63%.* As of March 31, 2002, the Fund's 7-day yield was 0.86%.


Economic Environment
North Carolina's slumping economy caused labor force growth to slow appreciably throughout the year ended March 31, 2002. The unemployment rate rose by 100 basis points (1.00%) in 2001 and has remained above the national rate for the past eight months. This marks the first time in more than 25 years that the state's unemployment rate has been above that of the nation's. Moreover, the statewide rate hides the bleaker labor market conditions that plague rural areas that are overly dependent on nondurable manufacturing jobs. Although North Carolina has lessened its dependence on textile industries, it remains the state's biggest weakness during an economic slowdown. Consequently, North Carolina's gross domestic product (GDP) declined 0.1% in 2001, which marked a sharp reversal from the prior year when it rose 5.1%. This amounted to a decrease in output for the state's manufacturing sector of 8.7%, as more than 40,000 jobs were eliminated. The state's housing market has continued to tilt increasingly toward excess supply. This was most evident in higher growth areas such as Charlotte and Raleigh where supply is significantly outweighing demand. Additionally, permit activity has showed signs of moderating in recent months and growth in construction emploment has slowed. On a relative basis, the impact of the terrorist attacks on the state's economy has not been as great when compared to other states. An important reason for thisis that only an estimated 7% of state GDP, or 10.5% of total employment, is accounted for by tourism, restaurants, securities and insurance. These figures are below the national averages of 10% and 12%, respectively. In addition, more than 70% of visitors to North Carolina arrive by automobile, making it less vulnerable to the slump in demand for air travel.



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


The state's finances continued to weaken through the first quarter of 2002. For example, recent interim financial results indicate performance is significantly below budget estimates in key revenue sources of individual income tax, sales and use tax and corporate income tax. This negative performance comes after the state recorded its first General Fund balance loss ($32.4 million) since fiscal year 1991. Consequently, although an executive order and a sales tax increase have served to prevent additional erosion in North Carolina's financial position in the near term, further actions may be required if a recovery does not take hold soon. Thus far, the state has not resorted to tobacco securitization but has applied the settlement payments in other ways to support health and economic development.


Investment Strategy
CMA North Carolina Municipal Money Fund began the first half of the year ended March 31, 2002 in pursuit of a more bullish position given the sustained weakness of the US economy. For the majority of the period, evidence that the domestic economy was weaker than expected forced the Federal Reserve Board to continue to aggressively ease monetary policy. Early in the period, at an intermeeting move on April 18, 2001, the Federal Reserve Board, which had already eased monetary policy by 150 basis points, cut the Federal Funds rate by another 50 basis points. However, in contrast to the previous six months, the traditional increase in short-term tax-exempt issuance did provide some attractive opportunities to work toward our desired position. Consequently, we did most of our purchases early in the period as expectations of further interest rate cuts remained high. At the May 15, 2001 Federal Open Market Committee meeting, the Federal Funds rate was lowered once again by 50 basis points. During this time, we continued to seek out prudent opportunities to maintain a more bullish position. Although weakness persisted as the first half of this period ended, the tone of economic data began to suggest that the US economy might be hitting bottom. This was reflected in the Federal Reserve Board's decision to scale back cuts in the Federal Funds rate to 25 basis points at both its June 27, 2001 and August 21, 2001 meetings.

Given that the Federal Reserve Board had significantly lowered interest rates, it was our opinion that a majority of the easing had been done. Consequently, we did not expect to remain as aggressive in lieu of the economic recovery expected early in the first quarter of 2002. On September 11, 2001, the US economy and financial markets were dealt a tremendous setback as a result of terrorist attacks on the World Trade Center and the Pentagon. Because we believed that these events would both deepen and prolong the current economic slowdown, we looked to maintain a relatively bullish position for the near term.

As the second half of the fiscal year began, the US economy continued to deteriorate because of the fallout from the terrorist attacks. The Federal Reserve Board responded quickly, lowering the Federal Funds rate a total of 100 basis points by October 2, 2001. This aggressive easing caused yields on fixed rate paper to drop almost 40 basis points within three weeks, thus making them less attractive relative to yields on variable rate product. Accordingly, given the current flatness of the short-term tax-exempt yield curve and the amount of monetary and fiscal policy already implemented, we focused the majority of our purchases in securities maturing within eight months. The Federal Reserve Board eased monetary policy an additional 75 basis points by year end in an effort to aid the struggling US economy. We sought to maintain the Fund's slightly bullish position, although it was somewhat difficult because of the lack of state-specific issuance and significant cash inflows. As the Fund's fiscal year came to an end, US economic data began to reflect an economy that was headed for recovery. This was validated by the Federal Reserve Board changing its bias from that of weakness to neutral at the March 19, 2002 Federal Open Market Committee meeting. As the period ended, we continued to move to a more bearish position to take advantage of the anticipated spike in yields on variable rate product caused by outflows during tax season. More importantly, our strategy also served to lessen the risk to the Fund's net asset value from the increasing interest rate environment.


In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



April 30, 2002


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                                                              (IN THOUSANDS)

                    Face
State              Amount                                       Issue                                           Value
North             $ 1,900   Alamance County, North Carolina, Industrial Facilities and Pollution
Carolina--                  Control Financing Authority, IDR (Millender Project), VRDN, AMT,
94.2%                       1.65% due 12/01/2020 (a)                                                          $    1,900
                    3,400   Ashe County, North Carolina, Industrial Facilities and Pollution Control
                            Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                            VRDN, AMT, 1.60% due 5/01/2014 (a)                                                     3,400
                    5,983   Bladen County, North Carolina, Water District, GO, BAN, 2.45% due 5/29/2002            5,983
                            Buncombe County, North Carolina, GO, VRDN (a):
                      455     1.55% due 6/01/2002                                                                    455
                      500     1.55% due 6/01/2004                                                                    500
                      525     1.55% due 6/01/2005                                                                    525
                      580     1.55% due 6/01/2007                                                                    580
                      435     1.55% due 6/01/2008                                                                    435
                      640     1.55% due 6/01/2009                                                                    640
                      740     1.55% due 6/01/2012                                                                    740
                    2,700   Buncombe County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority Revenue Refunding Bonds (Industrial
                            Development Alliance), AMT, VRDN, 1.70% due 8/01/2009 (a)                              2,700
                    6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc.
                            Project), AMT, VRDN, 1.60% due 9/01/2011 (a)                                           6,600
                    3,000   Carteret County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 1.625%
                            due 10/01/2005 (a)                                                                     3,000
                    3,970   Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN,
                            Series A, 1.40% due 7/01/2016 (a)(b)                                                   3,970
                      585   Charlotte, North Carolina, COP (FY Projects), Series B, 3.50% due 6/01/2002              586
                    3,090   Charlotte, North Carolina, COP, Refunding (Convention Facilities Project),
                            Series E, 3.50% due 12/01/2002                                                         3,117
                            Charlotte, North Carolina, GO:
                    1,400     5.40% due 6/01/2002                                                                  1,410
                    7,615     FLOATS, VRDN, Series 500, 1.56% due 5/01/2016 (a)                                    7,615
                   15,000   Charlotte, North Carolina, Water and Sewer System Revenue Bonds, VRDN,
                            Series B, 1.45% due 7/01/2027 (a)                                                     15,000
                    6,900   Cleveland County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, Industrial Revenue Bonds (Curtiss-Wright
                            Flight System), VRDN, AMT, 1.65% due 11/01/2023 (a)                                    6,900
                    5,000   Columbus County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, Industrial Revenue Bonds (Kroy Building
                            Products Inc. Project), VRDN, AMT, 1.60% due 12/01/2025 (a)                            5,000
                    2,400   Concord, North Carolina, COP, Refunding, 4% due 6/01/2002 (b)                          2,405
                    6,500   Davidson County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, Industrial Revenue Bonds (Diebold Inc.
                            Project), VRDN, AMT, 1.50% due 6/01/2017 (a)                                           6,500
                    2,800   Durham County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR (Cormetech Inc. Project), VRDN, AMT,
                            1.65% due 11/01/2011 (a)                                                               2,800
                    1,585   Durham, North Carolina, COP, 4% due 4/01/2002                                          1,585
                    2,000   Edgecombe, North Carolina, Water and Sewer District Number 2, GO, BAN,
                            2.25% due 10/30/2002                                                                   2,008
                    3,000   Gaston County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR, Refunding (Duke Energy Corp.), VRDN,
                            AMT, 2.70% due 10/01/2012 (a)                                                          3,000



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM   Adjustable Convertible Extendible Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
COP       Certificates of Participation
CP        Commercial Paper
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
VRDN      Variable Rate Demand Notes



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)                                                  (IN THOUSANDS)

                    Face
State              Amount                                       Issue                                           Value
North Carolina    $   500   Greene County, North Carolina, Industrial Facilities and Pollution
(continued)                 Control Financing Authority, Industrial Revenue Bonds (Federal Paper
                            Board Company, Inc. Project), VRDN, 1.65% due 11/01/2009 (a)                      $      500
                    8,000   Guilford County, North Carolina, GO, VRDN, Series C, 1.55% due
                            10/01/2017 (a)                                                                         8,000
                    2,600   Guilford County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR, Recreational Facilities, (YMCA Project),
                            VRDN, 1.55% due 2/01/2023 (a)                                                          2,600
                            Guilford County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR,VRDN, AMT (a):
                    4,000     (Nat Sherman Building LLC), 1.65% due 3/01/2022                                      4,000
                    1,400     (Neal Manufacturing), 1.60% due 11/01/2013                                           1,400
                    2,300     (Ornamental Products), 1.60% due 12/01/2014                                          2,300
                      700     (Pharmagraphics Inc. Project), 1.80% due 9/01/2010                                     700
                    2,700     (Snider Tire Inc.), 1.65% due 10/01/2019                                             2,700
                   25,515   Halifax County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority Revenue Bonds, Exempt Facilities
                            (Westmoreland), VRDN, 1.55% due 12/01/2019 (a)                                        25,515
                    4,516   Holly Springs, North Carolina, GO, BAN, Series A, 2.10% due 8/28/2002                  4,521
                    3,700   Indian Beach, North Carolina, GO, BAN, 1.73% due 8/21/2002                             3,700
                    2,600   Johnston County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.),
                            VRDN, AMT, 1.60% due 11/01/2017 (a)                                                    2,600
                    3,200   Kernersville, North Carolina, GO, BAN, 2% due 12/04/2002                               3,209
                    3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR (West Co. Nebraska, Inc. Project),
                            VRDN, 1.55% due 10/01/2005 (a)                                                         3,700
                            Lincoln County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR, VRDN (a):
                    5,000     (Hof Textiles Inc. Project), AMT, 1.55% due 10/01/2011                               5,000
                    3,010     (Packaging NC Project), 1.75% due 10/01/2013                                         3,010
                    5,950   Mecklenburg County, North Carolina, COP, VRDN, 1.50% due 4/01/2020 (a)                 5,950
                            Mecklenburg County, North Carolina, GO, VRDN (a):
                    5,000     (Public Improvement), Series C, 1.40% due 2/01/2011                                  5,000
                    5,100     Series E, 1.55% due 4/01/2017                                                        5,100
                            Mecklenburg County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, Industrial Revenue Bonds, VRDN (a):
                    2,000     (Edgcomb Metals Co. Project), 1.55% due 12/01/2009                                   2,000
                      900     (Ferguson Supply and Box Manufacturing), AMT, 1.70% due 8/01/2010                      900
                    1,500     (Griffith Micro Science Project), AMT, 1.60% due 11/01/2007                          1,500
                    5,700     (Rexroth Corp. Project), AMT, 1.60% due 9/01/2016                                    5,700
                    4,080   Mecklenburg County, North Carolina, Public Improvement, GO, 5.40% due
                            4/01/2002                                                                              4,081
                    1,000   Montgomery County, North Carolina, Water District II, BAN, 2.20% due
                            5/08/2002                                                                              1,000
                   14,115   Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A,
                            1.55% due 3/16/2015 (a)                                                               14,115
                      305   New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                            (Interroll Corp. Project), VRDN, 1.60% due 11/01/2003 (a)                                305
                    1,025   New Hanover County, North Carolina, Public Improvement, GO, 5.30% due
                            11/01/2002                                                                             1,044
                    3,400   North Carolina Agriculture Finance Authority, Agriculture Development
                            Revenue Bonds (Albemarle Cotton Growers), VRDN, AMT, 1.65% due
                            7/01/2014 (a)                                                                          3,400
                    9,810   North Carolina Agriculture Finance Authority, Agriculture Development
                            Revenue Refunding Bonds (Harvey Fertilizer and Gas Project), VRDN, AMT,
                            1.65% due 6/01/2016 (a)                                                                9,810
                    3,800   North Carolina Capital Facilities Finance Agency, Educational Facilities
                            Revenue Bonds (Barton College), VRDN, 1.55% due 2/01/2013 (a)                          3,800
                    5,000   North Carolina Capital Facilities Finance Agency, Exempt Facilities
                            Revenue Bonds (Republic Services Inc. Project), VRDN, AMT, 1.60% due
                            12/01/2021 (a)                                                                         5,000
                    2,500   North Carolina Capital Facilities Finance Agency, Revenue Refunding
                            Bonds (Goodwill Community Foundation Project), VRDN, 1.50% due
                            4/01/2022 (a)                                                                          2,500
                      890   North Carolina Educational Facilities Finance Agency, Educational
                            Facilities Revenue Bonds (Catawba College), VRDN, 1.50% due 3/01/2019 (a)                890



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONCLUDED)                                                  (IN THOUSANDS)

                    Face
State              Amount                                       Issue                                           Value
North Carolina              North Carolina Educational Facilities Finance Agency, Educational
(concluded)                 Facilities Revenue Refunding Bonds, VRDN (a):
                  $ 5,150     (Cardinal Gibbons High School), 1.50% due 8/01/2014                             $    5,150
                    9,830     (Wake Forest University), 1.45% due 1/01/2018                                        9,830
                    4,205   North Carolina Educational Facilities Finance Agency Revenue Bonds
                            (Elon College), VRDN, 1.55% due 1/01/2023 (a)                                          4,205
                    4,600   North Carolina HFA, Home Ownership Revenue Refunding Bonds, AMT,
                            Series 12-E, 1.70% due 5/01/2002                                                       4,600
                   11,900   North Carolina Medical Care Commission, Health Care Facilities, First
                            Mortgage Revenue Refunding Bonds (Carol Woods Project), VRDN, 1.50% due
                            4/01/2031 (a)(c)                                                                      11,900
                            North Carolina Medical Care Commission, Health Care Facilities Revenue
                            Bonds, (Cabarrus Memorial Hospital Project), VRDN (a):
                    1,605     1.50% due 3/01/2012                                                                  1,605
                    8,235     AMT, 1.55% due 3/01/2028                                                             8,235
                    5,850   North Carolina Medical Care Commission, Hospital Revenue Bonds (Pooled
                            Equipment Financing Project), ACES, VRDN, 1.40% due 12/01/2025 (a)(b)                  5,850
                    8,200   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
                            (Baptist Hospitals Project), VRDN, 1.44% due 6/01/2030 (a)                             8,200
                    3,900   North Carolina Medical Care Commission, Retirement Facilities Revenue
                            Refunding Bonds (Aldersgate Project), VRDN, 1.70% due 1/01/2031 (a)                    3,900
                    3,570   North Carolina State, GO, Series A, 5.10% due 3/01/2003                                3,682
                    2,000   North Carolina State, Public School Building, GO, 4.50% due 4/01/2002                  2,000
                    1,010   Piedmont Triad Airport Authority, North Carolina, Special Facility
                            Revenue Bonds (Cessna Aircraft Company Project), VRDN, 1.60% due
                            10/01/2012 (a)                                                                         1,010
                    8,000   Pine Knoll Shores, North Carolina, GO, BAN, 2.50% due 8/21/2002                        8,026
                    2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                            Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 1.65%
                            due 4/01/2018 (a)                                                                      2,300
                    2,400   Rutherford County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR (All American Homes of North Carolina),
                            VRDN, AMT, 1.80% due 11/01/2011 (a)                                                    2,400
                    2,800   Sampson County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR (Dubose Strapping Inc. Project), VRDN,
                            AMT, 1.70% due 1/01/2012 (a)                                                           2,800
                    3,800   Stanley County, North Carolina, Industrial Facilities and Pollution
                            Control Financing Authority, IDR (Patrick Industries Project), VRDN, AMT,
                            1.80% due 8/01/2010 (a)                                                                3,800
                    2,545   Union County, North Carolina, GO, Refunding, 4.75% due 5/01/2002 (b)                   2,550
                    9,280   University of North Carolina, University Revenue Refunding Bonds, VRDN,
                            Series B, 1.35% due 12/01/2025 (a)                                                     9,280
                    3,460   Vance County, North Carolina, Industrial Facilities and Pollution Control
                            Financing Authority, IDR (HH Hunt Manufacturing Facilities LLC Project),
                            VRDN, 1.65% due 6/01/2015 (a)                                                          3,460
                    2,500   Wake County, North Carolina, Public Improvement, GO, 4% due 3/01/2003                  2,542
                    2,715   Warren County, North Carolina, Water and Sewer District, GO, BAN, 2.71%
                            due 4/17/2002                                                                          2,715

Puerto Rico--               Government Development Bank, Puerto Rico, CP:
5.7%               10,000     1.30% due 4/08/2002                                                                 10,000
                    4,024     1.15% due 4/29/2002                                                                  4,024
                    6,800   Puerto Rico Commonwealth, Government Development Bank, Revenue Refunding
                            Bonds, VRDN,1.36% due 12/01/2015 (a)(b)                                                6,800

                            Total Investments (Cost--$365,768*)--99.9%                                           365,768
                            Other Assets Less Liabilities--0.1%                                                      428
                                                                                                              ----------
                            Net Assets--100.0%                                                                $  366,196
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(b)MBIA Insured.
(c)Radian Insured.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$365,767,634)                                                     $  365,767,634
Cash                                                                                                           1,230,723
Interest receivable                                                                                            1,114,793
Prepaid registration fees and other assets                                                                       898,894
                                                                                                          --------------
Total assets                                                                                                 369,012,044
                                                                                                          --------------

Liabilities:
Payables:
  Securities purchased                                                                   $    2,550,411
  Investment adviser                                                                            141,318
  Distributor                                                                                    65,890        2,757,619
                                                                                         --------------
Accrued expenses and other liabilities                                                                            57,948
                                                                                                          --------------
Total liabilities                                                                                              2,815,567
                                                                                                          --------------

Net Assets                                                                                                $  366,196,477
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                      $   36,626,293
Paid-in capital in excess of par                                                                             329,631,616
Accumulated realized capital losses--net                                                                        (61,432)
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 366,262,930 shares of beneficial
interest outstanding                                                                                      $  366,196,477
                                                                                                          ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium earned                                                               $    7,784,591

Expenses:
Investment advisory fees                                                                 $    1,671,406
Distribution fees                                                                               417,556
Professional fees                                                                                83,269
Accounting services                                                                              64,983
Transfer agent fees                                                                              48,013
Registration fees                                                                                27,851
Custodian fees                                                                                   26,769
Printing and shareholder reports                                                                 22,151
Pricing fees                                                                                     10,626
Trustees' fees and expenses                                                                       2,409
Other                                                                                            10,758
                                                                                         --------------
Total expenses                                                                                                 2,385,791
                                                                                                          --------------
Investment income--net                                                                                         5,398,800
                                                                                                          --------------

Net Increase in Net Assets Resulting from Operations                                                      $    5,398,800
                                                                                                          ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                             2002             2001
Operations:
Investment income--net                                                                   $    5,398,800   $   10,067,232
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          5,398,800       10,067,232
                                                                                         --------------   --------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                       (5,398,800)     (10,067,232)
                                                                                         --------------   --------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                            799,348,419      907,723,213
Value of shares issued to shareholders in reinvestment of dividends                           5,398,777       10,067,472
                                                                                         --------------   --------------
                                                                                            804,747,196      917,790,685
Cost of shares redeemed                                                                   (769,109,242)    (878,767,854)
                                                                                         --------------   --------------
Net increase in net assets derived from beneficial interest transactions                     35,637,954       39,022,831
                                                                                         --------------   --------------

Net Assets:
Total increase in net assets                                                                 35,637,954       39,022,831
Beginning of year                                                                           330,558,523      291,535,692
                                                                                         --------------   --------------
End of year                                                                              $  366,196,477   $  330,558,523
                                                                                         ==============   ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:               2002           2001           2000           1999           1998
Per Share Operating Performance:
Net asset value, beginning of year                $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ----------     ----------     ----------     ----------     ----------
Investment income--net                                   .02            .03            .03            .03            .03
Realized gain (loss) on investments--net                  --             --           --++           --++           --++
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                         .02            .03            .03            .03            .03
                                                  ----------     ----------     ----------     ----------     ----------
Less dividends from investment income--net             (.02)          (.03)          (.03)          (.03)          (.03)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment Return                                1.63%          3.42%          2.76%          2.73%          3.02%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets:
Expenses                                                .71%           .71%           .71%           .71%           .71%
                                                  ==========     ==========     ==========     ==========     ==========
Investment income--net                                 1.62%          3.36%          2.72%          2.69%          2.97%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental Data:
Net assets, end of year (in thousands)            $  366,196     $  330,559     $  291,536     $  304,066     $  307,069
                                                  ==========     ==========     ==========     ==========     ==========

++Amount is less than $.01 per share.

See Notes to Financial Statements.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $7,984 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:


                                  3/31/2002      3/31/2001
Distributions paid from:
  Tax-exempt income              $  5,398,800   $ 10,067,232
                                 ------------   ------------
Total distributions              $  5,398,800   $ 10,067,232
                                 ============   ============


As of March 31, 2002, there were no significant differences between the book and tax components of net assets.


5. Capital Loss Carryforward:
At March 31, 2002, the Fund had a net capital loss carryforward of approximately $41,000, of which $3,000 expires in 2003, $11,000 expires in 2005, $26,000 expires in 2007 and $1,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA North Carolina Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 3, 2002



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

                                                                                                Number of
                                                                                                Portfolios    Other
                                                                                                 in Fund    Director-
                        Position(s)   Length                                                     Complex      ships
                            Held      of Time                                                  Overseen by   Held by
Name, Address & Age      with Fund    Served   Principal Occupation(s) During Past 5 Years       Trustee     Trustee
Interested Trustee

Terry K. Glenn*          President    1999 to  Chairman, Americas Region since 2001, and        127 Funds      None
800 Scudders Mill Road   and          present  Executive Vice President since 1983 of         184 Portfolios
Plainsboro, NJ 08536     Trustee               Fund Asset Management, L.P. ("FAM") and
Age: 61                                        Merrill Lynch Investment Managers, L.P.
                                               ("MLIM"); President of Merrill Lynch
                                               Mutual Funds since 1999; President of FAM
                                               Distributors, Inc. ("FAMD") since 1986
                                               and Director thereof since 1991; Executive
                                               Vice President and Director of Princeton
                                               Services, Inc. ("Princeton Services")
                                               since 1993; President of Princeton
                                               Administrators, L.P. since 1988;
                                               Director of Financial Data Services,
                                               Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                                Number of
                                                                                                Portfolios    Other
                                                                                                 in Fund    Director-
                        Position(s)   Length                                                     Complex      ships
                            Held      of Time                                                  Overseen by   Held by
Name, Address & Age      with Fund    Served*  Principal Occupation(s) During Past 5 Years       Trustee     Trustee
Independent Trustees

Ronald W. Forbes         Trustee      1977 to  Professor Emeritus of Finance, School of          46 Funds      None
1400 Washington Avenue                present  Business, State University of New York         55 Portfolios
Albany, NY 12222                               at Albany since 2000; and Professor
Age: 61                                        thereof from 1989 to 2000.


Cynthia A. Montgomery    Trustee      1995 to  Professor, Harvard Business School                46 Funds      Unum-
Harvard Business School               present  since 1989.                                    55 Portfolios    Provident
Soldiers Field Road                                                                                            Corporation
Boston, MA 02163                                                                                               and Newell
Age: 49                                                                                                        Rubbermaid
                                                                                                               Inc.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONTINUED)

                                                                                                Number of
                                                                                                Portfolios    Other
                                                                                                 in Fund    Director-
                        Position(s)   Length                                                     Complex      ships
                            Held      of Time                                                  Overseen by   Held by
Name, Address & Age      with Fund    Served*  Principal Occupation(s) During Past 5 Years       Trustee     Trustee
Independent Trustees (concluded)

Charles C. Reilly        Trustee      1990 to  Self-employed financial consultant                46 Funds      None
9 Hampton Harbor Road                 present  since 1990.                                    55 Portfolios
Hampton Bays, NY 11946
Age: 70



Kevin A. Ryan            Trustee      1992 to  Founder and currently Director Emeritus           46 Funds      Charter
127 Commonwealth Avenue               present  of The Boston University Center for the        55 Portfolios    Education
Chestnut Hill, MA 02467                        Advancement of Ethics and Character and                         Partnership
Age: 69                                        Director thereof from 1989 to 1999;                             and the
                                               Professor from 1982 to 1999 at Boston                           Council for
                                               University.                                                     Ethical and
                                                                                                               Spiritual
                                                                                                               Education.


Roscoe S. Suddarth       Trustee      2000 to  Former President, Middle East Institute           46 Funds      None
7403 MacKenzie Court                  present  from 1995 to 2001.                             55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West          Trustee      1978 to  Professor of Finance since 1984, and              46 Funds      Bowne &
Box 604                               present  currently Dean Emeritus of New York            55 Portfolios    Co., Inc.;
Genoa, NV 89411                                University, Leonard N. Stern School of                          Vornado
Age: 64                                        Business Administration.                                        Realty
                                                                                                               Trust; and
                                                                                                               Alexander's
                                                                                                               Inc.


Edward D. Zinbarg        Trustee      1994 to  Self-employed financial consultant                46 Funds      None
5 Hardwell Road                       present  since 1994.                                    55 Portfolios
Short Hills, NJ 07078
Age: 67


*The Trustee's term is unlimited.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONCLUDED)

                        Position(s)   Length
                            Held      of Time
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice         1993 to   First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011            President    present   thereof since 1999; Senior Vice President and Treasurer of Princeton
Princeton,               and          and 1999  Services since 1999; Vice President of FAMD since 1999; Vice
NJ 08543-9011            Treasurer    to        President of FAM and MLIM from 1990 to 1997; Director of Taxation of
Age: 41                               present   MLIM since 1990.


Kenneth A. Jacob         Senior       1989 to   First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011            Vice         present
Princeton,               President
NJ 08543-9011
Age: 50


John M. Loffredo         Senior       2001 to   First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011            Vice         present   1991 to 1997.
Princeton,               President
NJ 08543-9011
Age: 38


Darrin J. SanFillippo    Vice         1996 to   Vice President of MLIM since 1998; Assistant Vice President of MLIM
P.O. Box 9011            President    present   from 1994 to 1998.
Princeton,               and
NJ 08543-9011            Portfolio
Age: 36                  Manager


Phillip S. Gillespie     Secretary    2001 to   First Vice President of MLIM since 2001; Director of MLIM from 1999
P.O. Box 9011                         present   to 2000; Vice President of MLIM in 1999; Attorney associated with the
Princeton, NJ 08543-9011                        Manager and FAM from 1998 to 1999; Assistant General Counsel LGT Asset
Age: 38                                         Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the
                                                Division of Investment Management and the Office of General Counsel at
                                                the US Securities and Exchange Commission from 1993 to 1997.


*Officers of the Fund serve at the pleasure of the Board of Trustees.




Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Vincent R. Giordano, Senior Vice President of CMA North Carolina
Municipal Money Fund, has recently retired. The Fund's Board of
Trustees wishes Mr. Giordano well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210++


++For inquiries regarding your CMA account, call (800) CMA-INFO or [(800) 262-4636].